                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                PEOPLES ENERGY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

       PEOPLES ENERGY CORPORATION                      122 South Michigan
                      Avenue   -   Chicago, Illinois 60603

       RICHARD E. TERRY
       Chairman of the Board

                                                          January 3, 1995

       Dear Shareholder:

           You are cordially invited to attend the Annual Meeting of Shareholders of Peoples Energy Corporation, to be held on Friday, February 24, 1995. The meeting will begin at 11:00 a.m. in the Arthur Rubloff Auditorium of The Art Institute of Chicago, located on Columbus Drive, between Monroe Street and Jackson Boulevard, in Chicago, Illinois.

           It is important that your shares be represented at this meeting. Therefore, whether or not you plan to attend, please sign the enclosed proxy and return it promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw your proxy and vote in person.

           If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door. In accordance with our regular practice, a summary of the proceedings will be sent to all shareholders after the meeting.

           Let me again urge you to return your proxy at your earliest convenience.

                                          Sincerely,

                                                 [SIGNATURE]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 24, 1995

    The regular Annual Meeting of Shareholders of PEOPLES ENERGY CORPORATION will be held in the Arthur Rubloff Auditorium of The Art Institute of Chicago, located on Columbus Drive, between Monroe Street and Jackson Boulevard, in Chicago, Illinois, at 11:00 a.m., on Friday, February 24, 1995, for the following purposes:

    1.  To elect directors of Peoples Energy Corporation.

    2.  To approve amendments to the Long-Term Incentive Compensation Plan.

    3. To approve amendments to the Articles of Incorporation of Peoples Energy Corporation.

    4.  To ratify the appointment of independent public accountants.

    5.  To act upon such other matters as may properly come before the meeting.

    All shareholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the envelope enclosed with this Notice. Shareholders who are present at the meeting may withdraw their proxies and vote in person.

    If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door. Attendance at the meeting will be limited to shareholders of record as of the record date and their guests or their authorized representatives, not to exceed two per shareholder, and to guests of the Company.

    Shareholders of record as of December 26, 1994, will be entitled to vote at the meeting and at any adjournment thereof.

                                          EMMET P. CASSIDY
                                          Secretary

Chicago, Illinois
January 3, 1995

PEOPLES ENERGY CORPORATION 122 South Michigan Avenue Chicago, Illinois 60603

RICHARD E. TERRY
Chairman of the Board

                                                                 January 3, 1995

                                PROXY STATEMENT

    This Proxy Statement is being mailed to shareholders on or about January 3, 1995, in connection with the solicitation of proxies on behalf of the Board of Directors of Peoples Energy Corporation (the Company), to be voted at the Annual Meeting of Shareholders of the Company. The meeting will be held at 11:00 a.m. on Friday, February 24, 1995, in the Arthur Rubloff Auditorium of The Art Institute of Chicago, located on Columbus Drive, between Monroe Street and Jackson Boulevard, in Chicago, Illinois. The shares represented by the proxies received are to be voted in accordance with the specifications contained in the proxy. Proxies are revocable at any time prior to use.

    The Company has borne the cost of preparing, assembling, and mailing this proxy soliciting material. In addition to solicitation by mail, there may be incidental personal solicitations made by directors, officers, and regular employees of the Company. The cost of solicitation, including payments to brokers, nominees, or fiduciaries who mail such material to their clients, will be borne by the Company.

    The Company has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey, to assist with the solicitation of proxies from certain shareholders, for which services Corporate Investor Communications will receive a fee that is expected to be about $6,500, plus reimbursement for certain expenses.

                         OUTSTANDING VOTING SECURITIES

    Only holders of common shares of record as of December 26, 1994, are entitled to vote at the meeting or any adjournment thereof. As of December 26, 1994, there were outstanding 34,898,353 shares of common stock of the Company.

    The Annual Report of the Company for the fiscal year ended September 30, 1994, including financial statements, is being mailed on or about January 3, 1995, together with this Proxy Statement, to all shareholders of record as of December 26, 1994.

                            CUMULATIVE VOTING RIGHTS

    In the election of directors, shareholders have cumulative voting rights. Cumulative voting rights consist of the right to vote, in person or by proxy, the number of shares owned by the shareholder, for as many persons as there are directors to be elected, or to cumulate said shares and give one candidate as many votes as the number of directors multiplied by the number of his or her shares shall equal, or to distribute such number of votes among the candidates as he or she shall think fit.

ITEM 1.  ELECTION OF DIRECTORS

    All directors are to hold office for a term of one year or until their respective successors shall be duly elected. Unless otherwise specified, votes represented by the proxies will be cast equally for the election of the below-named nominees to the office of director; however, the votes may be cast cumulatively for less than the entire number of nominees if any situation arises that, in the opinion of the proxy holders, makes such action necessary or desirable. If any of the nominees should be unable to serve or will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.

           INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

                  PASTORA SAN JUAN CAFFERTY,  54. Director since 1988.  Professor, since 1985,  at the  University of Chicago, Chicago, Illinois, where she has been on the faculty
   [PHOTO]        since 1971. Mrs. Cafferty is also  a director of Kimberly-Clark Corporation  and
                  WMX, Inc.

                  FRANKLIN A. COLE, 68. Director since 1990. Chairman of the Board, since 1984, of
                  Croesus  Corporation, Chicago,  Illinois, a  private investment,  management and
   [PHOTO]        advisory company. Prior to that,  Mr. Cole was Chairman  of the Board and  Chief
                  Executive Officer (1971-1984) of Walter E. Heller International Corporation. Mr.
                  Cole  is also a director of American National Bank and Trust Company of Chicago,
                  American National Corporation, GATX Corporation, AON Corporation, CNA Investment
                  Shares, Inc., and Duff & Phelps Utility Income, Inc.

                  J. BRUCE HASCH, 56. Director since  1987. President and Chief Operating  Officer
                  (1990)  of the  Company. Mr.  Hasch is  also President,  Chief Operating Officer
   [PHOTO]        (1990), and a  Director (1986) of  The Peoples  Gas Light and  Coke Company  and
                  North  Shore Gas Company,  subsidiaries of the Company  engaged primarily in the purchase, production, storage, distribution, sale, and transportation of natural gas. Prior  to  becoming  President,  Mr. Hasch  was  Executive  Vice  President
                  (1985-1990)  of the Company and its  subsidiaries and Vice President (1981-1985)
                  of both subsidiary  companies. Mr.  Hasch has been  an employee  of the  Company and/or its subsidiaries since 1960, including 16 years with Natural Gas Pipeline
                  Company of America, a former subsidiary.

                  FREDERICK  C. LANGENBERG, 67. Director since 1985. Chairman of the Board (1991), until his  retirement  in  April  1991, of  The  Interlake  Corporation,  Lisle,
   [PHOTO]        Illinois,  a diversified manufacturer of metals and materials handling products.
                  Prior to that,  Mr. Langenberg  was Chairman of  the Board  and Chief  Executive
                  Officer  (1983-1991)  of Interlake.  Mr. Langenberg  is also  a director  of The
                  Interlake Corporation, Carpenter Technology Corporation, Dietrich Industries and
                  a Trustee of Piedmont College.

                  HOMER J. LIVINGSTON, JR., 59. Director since 1989. President and Chief Executive
                  Officer, since 1993, of the Chicago  Stock Exchange, Chicago, Illinois, a  stock
   [PHOTO]        exchange.  Prior to  that, Mr.  Livingston was Chairman  of the  Board and Chief
                  Executive Officer (1988-1992) of H. Livingston & Company, L.P. Mr. Livingston is
                  also a director of American National Can Corp.

                  WILLIAM G. MITCHELL, 63. Director since 1982. Vice Chairman (1986) and  Director
                  (1977),  until  his  retirement in  May  1987, of  Centel  Corporation, Chicago,
   [PHOTO]        Illinois, a telephone utility and business-related communications firm. Prior to becoming Vice Chairman, Mr.  Mitchell was President  (1977-1986) of Centel.  Mr.
                  Mitchell  is also a director of The Sherwin-Williams Company, The Northern Trust
                  Corporation, The Northern Trust Company, and The Interlake Corporation.

                  EARL L. NEAL, 66. Director since 1985. Principal, since 1955, of Earl L. Neal  &
                  Associates, Chicago, Illinois, a private law firm. During 1983, Mr. Neal was the
   [PHOTO]        Chairman  of the Board of First Federal Savings and Loan Association of Chicago,
                  Chicago, Illinois.  Mr. Neal  is also  a  director of  Chicago Title  and  Trust
                  Company,  Chicago Title  Insurance Company, Lincoln  National Corporation, First
                  Chicago Corporation, and The First National Bank of Chicago.

                  MICHAEL S. REEVES, 59. Director since  1991. Executive Vice President (1987)  of the  Company. Mr.  Reeves is also  Executive Vice President  (1987) and Director
   [PHOTO]        (1988) of The Peoples Gas  Light and Coke Company  and North Shore Gas  Company,
                  subsidiaries  of  the Company  engaged  primarily in  the  purchase, production, storage, distribution,  sale,  and  transportation  of  natural  gas.  Prior  to becoming  Executive Vice President, Mr. Reeves was Vice President (1977-1987) of
                  both subsidiary companies. Mr. Reeves has been an employee of the Company and/or its subsidiaries since 1956.

                  RICHARD E.  TERRY, 57.  Director since  1984. Chairman  of the  Board and  Chief
                  Executive  Officer (1990)  of the  Company. Mr.  Terry is  also Chairman  of the
   [PHOTO]        Board, Chief Executive Officer (1990), and a Director (1982) of The Peoples  Gas
                  Light  and Coke Company and North Shore Gas Company, subsidiaries of the Company engaged primarily in the purchase, production, storage, distribution, sale,  and transportation  of  natural  gas.  Prior to  becoming  Chairman,  Mr.  Terry was
                  President and  Chief Operating  Officer  (1987-1990), Executive  Vice  President
                  (1984-1987),  and Vice President and General  Counsel (1981-1984) of the Company
                  and its subsidiaries. Mr. Terry has been  an employee of the Company and/or  its subsidiaries  since 1972. Mr. Terry is also a director of Harris Bankcorp, Inc.,
                  Harris Trust and Savings Bank, and Amsted Industries.

                  RICHARD P. TOFT, 58. Director since  1988. Chairman of the Board, President  and
                  Chief  Executive Officer  (1994) of  Chicago Title  and Trust  Company, Chicago,
   [PHOTO]        Illinois, a trust, investment management, and title insurance company. Prior  to becoming Chairman, Mr. Toft was President and Chief Executive Officer of Chicago
                  Title  and Trust  Company (1982-1994).  Mr. Toft  is also  Senior Vice President
                  (1990) of Alleghany  Corporation, New  York, New  York, parent  firm of  Chicago
                  Title  and Trust Company. Mr. Toft is also a director of Chicago Title Insurance
                  Company, Underwriters  Reinsurance Company,  and  The Cologne  Life  Reinsurance
                  Company.

                  ARTHUR  R. VELASQUEZ,  56. Director  since 1985.  President and  Chief Executive
                  Officer, since 1989, of  Azteca Foods, Inc., Chicago,  Illinois, a Mexican  food
   [PHOTO]        products company. Prior to that, Mr. Velasquez was President and Chief Executive
                  Officer  (1971-1987) of Azteca Corn Products  Corporation. Mr. Velasquez is also
                  President  of  CID   Broadcasting,  Inc.  (1980)   and  President  of   Crescent
                  Communications  of California, Inc. (1993). Mr.  Velasquez is also a director of
                  Arvin Industries, LaSalle National Corporation, and LaSalle National Bank.

                  MEETINGS AND FEES OF THE BOARD OF DIRECTORS

    The Board of Directors held seven meetings during fiscal 1994. All incumbent directors attended 75% or more of the aggregate number of meetings of the Board and of those committees on which such directors served.

    Directors who are not employees receive an annual retainer of $19,000 and a meeting fee of $850 for each Board and each committee meeting attended, other than meetings of the Outside Directors Committee. In addition, any non-employee director who serves as chairman of a committee of the Board receives a $3,000 annual retainer. Officers of the Company who serve on the Board receive no compensation as directors.

    The Company offers non-employee directors an opportunity to defer their director's compensation. Under the Directors Deferred Compensation Plan, a director may elect to defer the receipt of compensation earned as a director until a future date and to receive such compensation at that time in the form of cash, Company common stock, or a combination of both. An election to defer, or to cease to defer, compensation earned as a director of the Company is effective only with respect to compensation earned in the calendar year following the year in which the election is made, but in no event with respect to compensation earned within six months after the date on which the election is made.

    A bookkeeping account is maintained for each participant. The account reflects the amount of cash and/or the number of share equivalents to which the participant is entitled under the terms of the plan.

    The account of a participant who elects to defer compensation in the form of cash is credited with the dollar amount of compensation so deferred on each date that the participant is entitled to payment for services as a director. Interest on the cash balance of the account is computed and credited quarterly as of March 31, June 30, September 30, and December 31 of each year at the prime commercial rate in effect at Harris Trust and Savings Bank, Chicago, Illinois.

    The account of a participant who elects to defer compensation in the form of stock is credited with share equivalents on each date that the participant is entitled to a payment for services as a director. The number of share equivalents so credited is determined by dividing the compensation so deferred by the mean price of a share of Company common stock on the New York Stock Exchange on such date. Additional share equivalents are credited to the director's account on each date that the Company pays a dividend on the common stock. During the fiscal year ended September 30, 1994, plan participants as a group were credited with 3,133.275 share equivalents for compensation deferred in the form of stock, with an average per-share base price of $27.21. During the same period, such participants were credited with $27,410 for compensation deferred in the form of cash.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The standing committees of the Board of Directors of the Company during fiscal 1994 were the Audit, Compensation-Nominating, Public Policy, Outside Directors, and Executive Committees. As explained below, the Outside Directors Committee was terminated on December 7, 1994.

    The Audit Committee makes recommendations to the Board concerning the appointment of the Company's independent public accountants and reviews with the accountants the scope and nature of the audit engagement, the fees for services performed by the firm, and the results of the completed audit. The Committee also reviews and discusses with the internal audit department, management, and the Board, such matters as accounting policies, internal controls, and procedures for preparation of financial statements. In addition, the Committee oversees the selection of independent public accountants to perform audits of certain Company-sponsored employee benefit plans and reviews reports regarding the results of such audits. The members of the Audit Committee are Messrs. Cole (Chairman), Langenberg, Mitchell, Toft, Velasquez, and Mrs. Cafferty. The Committee held two meetings in fiscal 1994.

    The Compensation-Nominating Committee considers and makes recommendations to the Board concerning salary compensation for elected officers of the Company and its subsidiaries. The Committee also considers, reviews and grants awards under the Company's Long-Term Incentive Compensation Plan (LTIC Plan) and Short-

Term Incentive Compensation Plan (STIC Plan) to officers (and, with respect to the LTIC Plan, key employees) of the Company and its subsidiaries other than the Chief Executive Officer. In addition, the Committee considers and makes recommendations to the Outside Directors Committee concerning grants to the Chief Executive Officer under these plans.

    The Committee also makes recommendations to the Board regarding nominees for election as members of the Board of the Company. The Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board at the next Annual Meeting of Shareholders of the Company, such recommendations should be received in writing by the Secretary of the Company no later than November 15, 1995. In addition, the Committee maintains, with the approval of the Board, formal criteria for selecting directors, and also considers other matters, such as the size and composition of the Board, directors' compensation, benefits, and other forms of remuneration. The members of the Compensation-Nominating Committee are Messrs. Livingston (Chairman), Langenberg, Mitchell, Neal, and Toft. The Committee held four meetings in fiscal 1994.

    The Outside Directors Committee considers, reviews, and grants awards to the Chief Executive Officer under the STIC Plan and LTIC Plan. The members of the Outside Directors Committee are Messrs. Cole, Langenberg, Livingston, Mitchell, Neal, Toft, Velasquez, and Mrs. Cafferty. Effective December 7, 1994, the Board approved the elimination of the Outside Directors Committee as a formally designated committee. The change is solely technical and has no substantive effect. Mr. Terry's awards under the named plans will still be subject to the approval of the outside directors (the members of the former Outside Directors Committee), but the Board no longer deemed it necessary to designate the outside directors as a committee. The Committee held one meeting in fiscal 1994.

    The Public Policy Committee prepares reports to the Board and provides advice to management on major public issues affecting the Company or the gas industry in general. The Committee also considers and makes recommendations to the Board regarding the Company's Contributions Program and Budget and also reviews and monitors corporate policy with respect to charitable and philanthropic giving. Members of the Public Policy Committee are Messrs. Neal (Chairman), Cole, Livingston, Velasquez, and Mrs. Cafferty. The Committee held three meetings in fiscal 1994.

    The Executive Committee, in the recess of the Board, has the authority to act upon most corporate matters that require Board approval. The members of the Executive Committee are Messrs. Terry (Chairman), Mitchell (Vice Chairman), Cole, Langenberg, Livingston, Neal, Toft, Velasquez, and Mrs. Cafferty. The Committee held no meetings in fiscal 1994.

                     SHARE OWNERSHIP OF DIRECTOR NOMINEES,
                             AND EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the beneficial ownership, as of November 30, 1994, of the Company's Common Stock by (a) each director, the Chief Executive Officer and the four most highly paid executive officers of the Company and (b) all directors and executive officers as a group.

                                                                                             SHARES BENEFICIALLY
                                                                                             OWNED AS OF NOVEMBER
                                   DIRECTORS & OFFICERS                                          30, 1994 (1)
- ------------------------------------------------------------------------------------------  ----------------------
Pastora San Juan Cafferty.................................................................               500
Franklin A. Cole..........................................................................             1,133(2)
Patrick J. Doyle, Jr......................................................................            12,223(3)(4)
J. Bruce Hasch............................................................................            39,353(3)(4)
James Hinchliff...........................................................................            26,826(3)(4)
Frederick C. Langenberg...................................................................             4,000
Homer J. Livingston, Jr...................................................................             6,426(5)
William G. Mitchell.......................................................................            17,516(5)
Earl L. Neal..............................................................................            14,856(5)
Michael S. Reeves.........................................................................            31,195(3)(4)
Richard E. Terry..........................................................................            55,298(3)(4)
Richard P. Toft...........................................................................             6,527(5)
Arthur R. Velasquez.......................................................................             3,061(5)

Directors and executive officers as a group...............................................           324,564

- --------------------------
(1) The total shares held by all directors and executive officers as a group is less than one per cent of the Company's outstanding common stock. Unless otherwise indicated, each individual has sole voting and investment power with respect to the shares of common stock attributed to him or her in the table.

(2) Includes 1,000 shares in which Mr. Cole shares voting and investment power with his spouse.

(3) Includes shares of restricted stock awarded under the Long-Term Incentive Compensation Plan of the Company, the restrictions on which had not lapsed as of November 30, 1994, as follows: Messrs. Doyle, 3,275; Hasch, 8,230; Hinchliff, 5,575; Reeves, 5,575; Terry, 13,425; and all executive officers as a group, 43,170. Owners of shares of restricted stock have the right to vote such shares and to receive dividends thereon, but have no investment power with respect to such shares until the restrictions thereon lapse.

(4) Includes shares that the following have a right to acquire within 60 days following November 30, 1994, through the exercise of Options granted under the Long-Term Incentive Compensation Plan of the Company: Messrs. Doyle, 3,900; Hasch, 9,500; Hinchliff, 6,200; Reeves, 6,200; Terry, 14,500; and
     all executive officers of the Company as a group, 90,500.

(5)  Includes 5,426; 5,180;  13,200; 6,227;  and 3,061 shares  to which  Messrs.
     Livingston, Mitchell, Neal, Toft, and Velasquez, respectively, are prospectively entitled pursuant to the Directors Deferred Compensation Plan of the Company.

                             EXECUTIVE COMPENSATION

    The following tables set forth information concerning annual and long-term compensation and grants of stock options, stock appreciation rights and restricted stock awards under the Company's Long-Term Incentive Compensation Plan. All compensation was paid by the Company and its subsidiaries for services in all capacities during the three fiscal years set forth below, to (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION AWARDS
                                                                --------------------------------
                                         ANNUAL COMPENSATION    RESTRICTED STOCK                      ALL OTHER
                                        ----------------------   AWARD(S)(1)(2)    OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR     SALARY ($)  BONUS ($)         ($)              (#)             (3)($)
- ---------------------------  ---------  ----------  ----------  ----------------  --------------  -----------------
Richard E. Terry               1994     $  421,250  $  117,100     $  113,281            14,400       $  12,638
 Chairman and Chief            1993        415,000      30,400        110,413            14,600          12,277
 Executive Officer             1992        375,000           0        113,944            17,800          11,272
J. Bruce Hasch                 1994        304,500      75,300         73,438             9,400           9,135
 President and Chief           1993        300,000      19,600         71,844             9,600           9,324
 Operating Officer             1992        271,500           0         74,031            11,600           8,688
Michael S. Reeves              1994        229,500      47,800         47,656             6,200           6,885
 Executive Vice                1993        226,100      12,400         46,131             6,200           6,783
 President                     1992        217,400           0         47,638             7,400           6,522
James Hinchliff                1994        229,500      47,800         47,656             6,200           6,885
 Senior Vice President         1993        226,100      12,400         46,131             6,200           6,783
 and General Counsel           1992        217,400           0         47,638             7,400           6,522
Patrick J. Doyle, Jr.          1994        179,050      29,600         29,688             3,800           5,372
 Subsidiary                    1993        176,400       7,700         29,494             4,000           5,292
 Vice President                1992        168,400           0         30,256             4,800           5,052

- --------------------------
(1) Restricted stock awards are valued at the closing market price as of the date of grant. The total number of restricted shares held by the named executive officers and the aggregate market value of such shares at September 30, 1994 were as follows: Mr. Terry, 11,080 shares, valued at $290,850; Mr. Hasch, 7,190 shares, valued at $188,738; Mr. Reeves, 5,070 shares, valued at $133,088; Mr. Hinchliff, 5,070 shares, valued at $133,088 ; and Mr. Doyle, 2,955 shares, valued at $77,569. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to all shareholders of common stock. Aggregate market value is based on a per share price of $26.25, the closing price of the Company's stock on the New York Stock Exchange on September 30, 1994.

(2) Restricted stock awards granted to date vest in equal annual increments over a five-year period. If a recipient's employment with the Company terminates, other than by reason of death, disability, or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Compensation-Nominating Committee (and with respect to the CEO, the Outside Directors Committee) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the Long-Term Incentive Compensation Plan. Total restricted stock awarded to the named individuals for 1992 constitutes 12,175 shares, of which 2,435 shares vested in 1993; 2,435 shares vested in 1994; 2,435 shares will vest in 1995; 2,435 shares will vest in 1996; and the remaining 2,435 shares will vest in 1997. Total restricted stock awarded to the named individuals for 1993 constitutes 10,050 shares, of which 2,010 shares vested in 1994; 2,010 shares will vest in 1995; 2,010 shares will vest in 1996; 2,010 shares will vest in 1997; and the remaining 2,010 shares will vest in 1998. Total restricted stock awarded to the named individuals for 1994 constitutes 9,975 shares, of which 1,995 shares will vest in 1995; 1,995 shares will vest in 1996; 1,995 shares will vest in 1997; 1,995 shares will vest in 1998; and the remaining 1,995 shares will vest in 1999.

(3) Company contributions to the Capital Accumulation Plan accounts of the named executive officers during the above fiscal years. Employee contributions under the plan are subject to a maximum limitation under the Internal Revenue Code of 1986. The Company pays an employee who is subject to this limitation an additional 50 cents for each dollar that the employee is prevented from contributing solely by reason of such limitation. The amounts shown in the table above reflect, if applicable, this additional Company payment.

                       OPTIONS/SAR GRANTS IN FISCAL 1994

                                                     INDIVIDUAL GRANTS
                            -------------------------------------------------------------------
                                           % OF TOTAL OPTIONS/
                            OPTIONS/SARS     SARS GRANTED TO      EXERCISE OR                     GRANT DATE
                              GRANTED      EMPLOYEES IN FISCAL    BASE PRICE                     PRESENT VALUE
           NAME                (#)(1)            YEAR (2)           ($/SH)      EXPIRATION DATE     ($)(3)
- --------------------------  ------------   --------------------   -----------   ---------------  -------------
Richard E. Terry               14,400               14%             $   30.88      06-Oct-03        $57,168
 Chairman and Chief
 Executive Officer
J. Bruce Hasch                  9,400                9                  30.88      06-Oct-03         37,318
 President and Chief
 Operating Officer
Michael S. Reeves               6,200                6                  30.88      06-Oct-03         24,614
 Executive Vice President
James Hinchliff                 6,200                6                  30.88      06-Oct-03         24,614
 Senior Vice President and
 General Counsel
Patrick J. Doyle, Jr.           3,800                4                  30.88      06-Oct-03         15,086
 Subsidiary Vice President

- --------------------------
(1) The grant of an Option enables the recipient to purchase Company common stock at a purchase price equal to the fair market value of the shares on the date the Option is granted. The grant of an SAR enables the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Company common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. Options or SARs that expire unexercised become available for future grants. Before an Option or SAR may be exercised, the recipient must complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Options and SARs may be exercised within 10 years from the date of grant, subject to earlier termination in case of death, retirement, or termination of employment.

(2) Based on 52,700 Options and 52,700 SARs granted to all employees during fiscal 1994.

(3) Present value is determined using a variation of the Black-Scholes Model. The model assumes: a) that Options and SARs are exercised two years after the date of grant -- the average time Options and SARs were held by recipients under the Company's Long-Term Incentive Compensation Plan over the past ten years; b) use of an interest rate equal to the interest rate on a U.S. Treasury security with a maturity date corresponding to the assumed exercise date; c) a level of volatility calculated using weekly stock prices for the two years prior to the date of grant; d) that no adjustments were made for an expected dividend yield; and e) that no adjustments were made for non-transferability or risk of forfeiture. This is a theoretical value for the Options and SARs. The amount realized from an Option or an SAR ultimately depends on the market value of the Company's stock at a future date.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1994
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                                 OPTIONS/SARS AT FISCAL       IN-THE-MONEY OPTIONS/SARS AT
                                                                      YEAR-END (#)               FISCAL YEAR-END ($)(1)
                             SHARES ACQUIRED      VALUE      ------------------------------  ------------------------------
           NAME              ON EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------  ---------------  -------------  -------------  ---------------  -------------  ---------------
Richard E. Terry                    0           $    0.00         14,600          14,400       $    0.00       $   0.00
 Chairman and Chief
 Executive Officer
J. Bruce Hasch                      0                0.00          9,600           9,400            0.00           0.00
 President and Chief
 Operating Officer
Michael S. Reeves                   0                0.00          6,200           6,200            0.00           0.00
 Executive Vice President
James Hinchliff                     0                0.00          6,200           6,200            0.00           0.00
 Senior Vice President and
 General Counsel
Patrick J. Doyle, Jr.               0                0.00          4,000           3,800            0.00           0.00
 Subsidiary Vice President

- --------------------------
(1) At the close of the fiscal year, none of the Options and SARs reported above were in-the-money.

                               PENSION PLAN TABLE

    The following table illustrates various annual straight-life benefits at normal retirement (age 65) for the indicated levels of average annual compensation and various periods of service, assuming no future changes in the Company's pension benefits. The compensation used in the computation of annual retirement benefits is substantially equivalent to the salary and bonus reported in the Summary Compensation Table. The benefit amounts shown reflect reduction for applicable Social Security benefits.

                                                            YEARS OF SERVICE
                                       ----------------------------------------------------------
     AVERAGE ANNUAL COMPENSATION           20          25          30          35          40
         ------------------            ----------  ----------  ----------  ----------  ----------
$150,000.............................  $   55,351  $   69,189  $   83,027  $   92,402  $  101,777
 200,000.............................      75,351      94,189     113,027     125,527     138,027
 250,000.............................      95,351     119,189     143,027     158,652     174,277
 300,000.............................     115,351     144,189     173,027     191,777     210,527
 350,000.............................     135,351     169,189     203,027     224,902     246,777
 400,000.............................     155,351     194,189     233,027     258,027     283,027
 450,000.............................     175,351     219,189     263,027     291,152     319,277
 500,000.............................     195,351     244,189     293,027     324,277     355,527
 550,000.............................     215,351     269,189     323,027     357,402     391,777
 600,000.............................     235,351     294,189     353,027     390,527     428,027
 650,000.............................     255,351     319,189     383,027     423,652     464,277

    Average annual compensation is the average 12-month compensation for the highest 60 consecutive months of the last 120 months of service prior to retirement. Compensation is total salary paid to an employee by the Company and/or its subsidiary companies, including bonuses under the Company's
Short-Term Incentive Compensation Plan, pre-tax contributions under the Company's Capital Accumulation Plan, pre-tax contributions under the Company's Health and Dependent Care Spending Accounts Plan, and pre-tax contributions for life and health care insurance, but excluding moving allowances, exercise of stock options and SARs, and other compensation that has been deferred.

    As of September 30, 1994, the credited years of retirement benefit service for the individuals listed in the Summary Compensation Table were as follows:
Mr. Terry, 30 years; Mr. Hasch, 34 years; Mr. Reeves, 38 years; Mr. Hinchliff, 22 years; and Mr. Doyle, 30 years. The benefits shown in the foregoing table are subject to maximum limitations under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. Should these benefits at the time of retirement exceed the then-permissible limits of the applicable Act, the excess would be paid by the Company as supplemental unfunded pensions. The benefits shown give effect to these supplemental pension benefits.

                        REPORT ON EXECUTIVE COMPENSATION
                           COMPOSITION OF COMMITTEES

    The Compensation-Nominating Committee (Committee) is appointed by the Board from the membership of the non-employee directors. The Outside Directors Committee is composed of all directors who are not officers or employees of the Company or its subsidiaries.

                         OFFICER COMPENSATION GENERALLY

    The Board has established a comprehensive officer compensation program designed to provide equitable and generally competitive cash compensation and incentives to its officers so as to attract and retain skilled and experienced officers. Officer compensation is comprised of cash compensation, consisting of base salary and bonus, and long-term compensation, consisting of non-qualified stock options (Options), stock appreciation rights (SARs) and restricted stock awards. The Board annually reviews the competitiveness of each component of compensation and total compensation with the assistance of the Committee and a nationally recognized compensation firm (Independent Consultant).

    In  1993, the Internal Revenue Code of  1986, as amended, was amended to add
Section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of certain compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. At this time, it is not anticipated that any Company executive officer will receive compensation in excess of the Section 162(m) limit. The Committee will continue to monitor this situation and will determine an appropriate policy if future circumstances change.

                                  BASE SALARY

    Salaries for elected officers are established by the Board based on recommendations of the Committee. The Committee's recommendations are based on advice and information from the Independent Consultant, a compensation report prepared by the Human Resources Division of the Company's wholly owned utility subsidiary, The Peoples Gas Light and Coke Company, and, for officers other than the Chairman of the Board and Chief Executive Officer (CEO), the recommendations of the CEO.

    The Committee evaluates the competitiveness of the Company's elected officer salaries in light of competitive market data for comparable companies, primarily gas distribution companies having revenues of similar size to those of the Company. Officer salaries are established by reference to salary range midpoints that are set slightly above the average for the comparison companies. Actual salaries may be above or below the midpoint, depending upon the length of incumbency, the performance of job responsibilities and other factors. The information used by the Committee is derived from market data collected and surveys prepared by the Human Resources Division and the Independent Consultant. The Committee considers the recommendations of the CEO (for officers other than the CEO), as well as market data, in making its recommendations. The Committee's recommendations consider not only the general competitiveness of the elected officers' salary ranges and proposed salaries, but also take into account each individual officer's performance of his job responsibilities.

    For fiscal 1994, the Board accepted the Committee's recommendation and approved a base salary increase for Mr. Terry of $6,250. The Committee's recommendation was based on helping to maintain the market competitiveness of Mr. Terry's base salary, while being consistent with the salary budgets for 1994 for other officers and other management employees, and was considered sufficient in light of the full implementation of award opportunities under The Short-Term Incentive Compensation Plan discussed below.

                     SHORT-TERM INCENTIVE COMPENSATION PLAN

    In October 1992, the Board approved a new Short-Term Incentive Compensation Plan (STIC Plan). The STIC Plan replaced a former plan that provided for awards on a more subjective basis. The Board adopted the STIC Plan based on competitive considerations and in order to make a portion of executive cash compensation directly related to the Company's short-term performance. The STIC Plan was implemented on a phased basis, with maximum award opportunities for fiscal 1993 limited to 50 percent of the STIC Plan's design maximums. For fiscal 1994, the 50 percent design maximum limitation was removed.

    The STIC Plan provides that cash bonuses may be awarded to officers of the Company and its subsidiaries based on levels of achievement under performance measures established at the beginning of each fiscal year. The purposes of the STIC Plan are: (i) to provide meaningful incentives to participants that will benefit shareholders and customers through improvement in performance in areas of strategic concern to the Company; (ii) to provide competitive levels of compensation to enable the Company to attract and retain people who are able to make a significant contribution to the Company's success; and (iii) to encourage teamwork and cooperation in the achievement of Company goals.

    The STIC Plan is administered by the Committee. At the beginning of each fiscal year, the Committee identifies the officers who will be participants for the year and establishes award opportunities for each participant based on the participant's salary range midpoint. The Committee also establishes performance measures and aligns the measures with award opportunities for each participant. Awards are computed at the end of each year on the basis of achievement of the performance measures. The final awards are based on these computed amounts, adjusted at the Committee's discretion for all participants other than the CEO, and at the Outside Directors Committee's discretion with respect to the CEO. The Committee decided that for fiscal 1994, awards would be paid under the STIC Plan only if the Company achieved dividend coverage on a weather normalized basis for the year and did not reduce its common stock dividend during the year.

    For fiscal year 1994, awards for certain participants, including Mr. Terry, were based entirely on corporate performance measures. Other participants' awards were based partly on corporate performance measures and partly on individual or divisional performance measures. The Committee established the corporate performance measures under two categories -- financial and customer-oriented -- with two measures within each category. The STIC Plan award opportunities were divided evenly among the four measures. Return on equity and interest coverage ratio were the two financial measures; gas costs and operation and maintenance (O&M) expenses were the two customer-oriented measures. The Company's performance under each measure was ranked with the performance of other comparable gas utilities for the 12 months ended June 30, 1994. An award percentage for each performance measure was determined by the Company's rank within the applicable comparator group. Companies in the financial measure comparator group were those that the Company believes are often cited by investment analysts as alternate investment opportunities to the Company. The comparator companies used under the gas cost measure all serve large midwestern urban areas within a five hundred mile radius of Chicago. Companies outside the region were excluded because of differences in pipeline access, storage availability, and seasonal and peak-day requirements that affect gas costs. The comparator group selected for the O&M cost performance measure consisted of companies that serve major metropolitan areas in the midwest or the eastern United States.

    The award percentages determined under the corporate performance measures were then added together, resulting in a composite award percentage of 46.25 percent of the maximum award opportunity for each participant, including Mr. Terry, whose award was based solely on corporate performance measures. Based on these results, the Committee recommended, and the Outside Directors Committee approved, an award to Mr. Terry of $117,100.

                     LONG-TERM INCENTIVE COMPENSATION PLAN

    The Long-Term Incentive Compensation Plan (LTIC Plan) is administered by the Committee for employees other than the CEO and, with respect to the CEO, by the Outside Directors Committee. The Committee has the duty to select the individuals to whom Options, SARs and restricted stock awards, or combinations thereof, will be granted, determine the amount and the extent of such individuals' participation, interpret provisions of the plan, and promulgate, amend and rescind rules for its administration. With respect to the CEO, the Outside Directors Committee prescribes the form and content of Options, SARs and restricted stock granted after December 2,

1992, and in the case of Options, SARs and restricted stock awards granted before and after such date is authorized to interpret the plan, to prescribe, amend or rescind rules relating to it, and to make all other determinations necessary or advisable for the plan's administration.

    The purpose of the LTIC Plan is to align the interests of key employees with those of shareholders, thereby increasing those employees' interest in the financial success and growth of the Company. In selecting employees who receive awards under the LTIC Plan, the Committee considers the individual's position and responsibilities, nature of service to the Company, and past, present and potential contributions to the success of the Company.

    The grant of an Option enables the recipient to purchase Company common stock at a purchase price equal to the fair market value of the shares on the date the Option was granted. The grant of an SAR entitles the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Company common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. Before an Option or SAR may be exercised, the recipient must complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Options and SARs may be exercised within 10 years from the date of grant, subject to earlier termination in case of death, retirement, or termination of employment for other reasons.

    The grant of a restricted stock award entitles the recipient to vote the shares of Company common stock covered by such award and to receive dividends thereon. The recipient may not transfer or otherwise dispose of such shares until the restrictions thereon lapse. Restricted stock awards granted to date vest in equal annual increments over a five-year period from the date of grant. If a recipient's employment with the Company terminates, other than by reason of death, disability or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Committee (and, with respect to the CEO, the Outside Directors Committee) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the LTIC Plan.

    Grants of Options, SARs and restricted stock are made by the Committee by general application of the LTIC Plan guidelines. The Committee also considers the recommendations of the CEO for recipients other than the CEO. Under the guidelines, the number of Options and SARs is determined for recipients by applying percentages of salary range midpoints (this percentage varies with the recipient's position in the Company), and dividing that amount by the Company's common stock price on or shortly before the date on which Options and SARs will be granted. To the extent restricted stock is awarded, the recipient's Options and SARs that would otherwise be granted are reduced at the rate of two Options and two SARs for each share of restricted stock granted. The Committee's practice has been to limit an award of restricted stock for a recipient to one-quarter of the total shares of Options and SARs under the guidelines. All awards under the LTIC Plan are subject to the discretion and approval of the Committee. Each year, prior to Committee approval, the Independent Consultant reviews the LTIC Plan and evaluates the appropriateness of the continued use of the plan, its guidelines and the value of the grants to be made thereunder.

    Based on the application of the guideline formula and the recommendation of the Independent Consultant, the Committee recommended, and the Outside Directors Committee approved, awards to Mr. Terry of 7,200 Options, 7,200 SARs, and 3,625 shares of restricted stock.

Submitted by:

THE COMPENSATION-NOMINATING COMMITTEE               THE OUTSIDE DIRECTORS COMMITTEE
Frederick C. Langenberg                             Pastora San Juan Cafferty
Homer J. Livingston, Jr.                            Franklin A. Cole
William G. Mitchell                                 Frederick C. Langenberg
Earl L. Neal                                        Homer J. Livingston, Jr.
Richard P. Toft                                     William G. Mitchell
                                                    Earl L. Neal
                                                    Richard P. Toft
                                                    Arthur R. Velasquez

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on Company common stock to the cumulative total return of the S&P 500 Index and the S&P Utility Index over a five-year period ending September 30, 1994. The graph assumes that the value of investment in Company common stock and each index was $100 on September 30, 1989 and that all dividends were reinvested.

                [PERFORMANCE GRAPH FILED UNDER COVER FORM SE]

ITEM 2.  AMENDMENTS TO THE LONG-TERM INCENTIVE COMPENSATION PLAN

    The Long-Term Incentive Compensation Plan was adopted by the Board of Directors of the Company and approved by shareholders effective as of January 26, 1979. The plan was subsequently amended with approval of shareholders effective November 30, 1981, February 28, 1986 and February 23, 1990. The Board, on December 7, 1994, further amended the plan as described below, subject to shareholder approval at this meeting.

THE PLAN

    The following is a brief description of the plan.

    Under the plan, executive officers, officers and executive management employees of the Company and its subsidiaries may be granted non-qualified stock options ("Options"), stock appreciation rights ("SARs") and restricted stock awards, or combinations thereof. The grant of an Option enables the recipient to purchase Company common stock at a purchase price equal to the fair market value of the shares on the date the Option is granted. Payment for the shares purchased can be made in cash and/or common stock of the Company at the time or times the Option is exercised. Any such common stock submitted in payment for an Option is valued at the mean between the highest and lowest quoted selling price on the New York Stock Exchange on the date of exercise. The grant of an SAR enables the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Company common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. If Options or SARs expire, the unexercised Options or SARs will be available for future grants. Before an Option or SAR may be exercised, the recipient must complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Under the plan, Options and SARs may be exercised within ten years from the date of grant, subject to earlier termination in case of death, retirement or termination of employment. The grant of a restricted stock award entitles the recipient to vote the shares of Company common stock covered by such award and to receive dividends thereon. The recipient may not transfer or otherwise dispose of such shares until the restrictions thereon lapse. Restricted stock awards granted to date vest in equal annual increments over a five-year period from the date of grant. If a recipient's employment with the Company terminates, other than by reason of death, disability or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Compensation-Nominating Committee ("Committee") (other than with respect to the CEO) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the plan. Effective December 7, 1994, with respect to the CEO, the Committee may accelerate the vesting of any restricted stock awards granted under the plan, subject to the approval by the majority of those directors who are not officers or employees of the Company or its subsidiaries ("Outside Directors").

    The plan is solely administered by the Committee for employees other than the CEO. The Committee has the duty to select the individuals to whom Options, SARs and restricted stock awards or combinations thereof will be granted, determine the amount and the extent of such individuals' participation, interpret provisions of the plan, and promulgate, amend and rescind rules for its administration. Effective December 7, 1994, with respect to the CEO, the plan is administered by and the duties described herein are performed by the Committee, subject to the approval of the majority of Outside Directors.

PROPOSED AMENDMENTS

    In order to provide the Company with greater flexibility in attracting, retaining and motivating strong management employees, the Board of Directors has amended the plan, subject to shareholder approval, in the following manner: (1) to extend the final date for the granting of Options, SARs and Restricted Stock under the plan by five years to October 31, 2000; and (2) to reserve an additional 400,000 shares of common stock for grant under the plan under Options or as Restricted Stock and to authorize an additional 400,000 SARs for grant under the Plan.

    Currently, grants under the plan may be made no later than October 31, 1995. The proposed amendments would extend the time for making such grants to October 31, 2000. In addition, in order to ensure sufficient amounts of available Options, Restricted Stock grants and SARs, the proposed amendments would authorize an additional 400,000 shares of common stock to be reserved for grant under Options or as restricted stock and an additional 400,000 SARs for grant under the plan.

                                TAX CONSEQUENCES

    The Company has been advised by Hopkins & Sutter, tax counsel to the Company, that, under the present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Federal income tax consequences of the plan are as follows:

STOCK OPTIONS AND SARS

IN GENERAL

    A recipient will not realize taxable income at the time of the grant of a non-qualified stock option (an "Option") under the Plan. However, upon the exercise of an Option, a recipient who is not subject to the short-swing profit liability provisions of Section 16(b) of the Securities Exchange Act of 1934 will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares of Peoples Energy Corporation (the "Company") common stock ("Common Stock") acquired upon exercise over the Option price, and the Company will be entitled to a corresponding deduction at the same time and in the same amount. Upon a subsequent disposition of such shares, the recipient will realize short-term or long-term capital gain or loss depending upon the recipient's holding period for such shares, with the basis for computing such gain or loss equal to the Option price plus the amount of ordinary income realized upon exercise.

    A recipient will not realize taxable income at the time of the grant of a stock appreciation right (an "SAR") under the Plan. Upon exercise, however, such recipient will realize ordinary income measured by the cash received (including taxes withheld); and the Company will be entitled to a corresponding deduction at the same time and in the same amount.

PAYMENT OF OPTION PRICE WITH SHARES OF COMPANY STOCK

    The exercise of an Option through the exchange of shares of previously acquired Company Common Stock will generally be treated as a nontaxable exchange as to the number of shares given up and the identical number of shares received under the Option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares which are given up. The fair market value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the recipient at the time of the exercise as ordinary income. The excess shares will have a new holding period for capital gain purposes and a basis equal to the fair market value of such shares determined at the time of exercise.

"CASHLESS" EXERCISES

    The so-called "cashless" exercise of an Option under which the number of shares received under the Option is reduced by that number of shares with a fair market value equal to the Option price results in taxable ordinary income to the recipient at the time of exercise in an amount equal to the fair market value of the shares received. The holding period of such shares for capital gain purposes will begin on the day following the date of exercise and such shares will have a basis for tax purposes equal to the fair market value of the shares on the date of exercise.

RECIPIENTS SUBJECT TO SECTION 16(B) OF SECURITIES EXCHANGE ACT

    A recipient who is subject to the short-swing profit liability provisions of
Section 16(b) of the Securities Exchange Act of 1934 and who acquires shares of Company Common Stock pursuant to the exercise of an Option will generally realize ordinary income at the time of the later of (a) the exercise of the Option or (b) the end of a period of six months following the date such Option was granted, in an amount equal to the excess, if any, of the fair market value of the Option shares at that time over the Option price. Under the Plan, no Option may be exercised before the expiration of one year from the date of grant of such Option, except in the event of a "Change in Control" (as defined in the Plan). Accordingly, unless a "Change in Control" occurs, a recipient who is subject to the short-swing profit liability provisions of Section 16(b) of Securities Exchange Act of 1934 will realize ordinary income in connection with the exercise of an Option at the same time as other recipients -- that is, at the time of exercise. The Company will be entitled to a corresponding deduction equal to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the date of exercise, if the recipient realizes income at such time, or in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income, if the recipient realizes income after the date of exercise. For purposes of determining whether the recipient would have long-term or short-term capital gain upon the subsequent sale of the shares, the recipient's holding period begins to run on the date the recipient realizes ordinary income.

    A recipient who is subject to the limitations imposed by Section 16(b) of the Securities Exchange Act of 1934 and who acquires shares of Company Common Stock pursuant to the exercise of an Option before the end of a period of six months following the date such Option was granted may, by filing an election with the Internal Revenue Service within 30 days of the date of exercise of the Option, elect to be taxed at the time of exercise as if the limitations of
Section 16(b) did not apply to him. If such an election is made, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income. Any subsequent disposition of the shares will result in capital gain or loss with the holding period beginning on the day following the date of exercise. In determining the amount of gain or loss, the recipient's basis will be the fair market value of the shares on the date of exercise.

RESTRICTED STOCK AWARDS

    A recipient will not realize taxable income at the time of grant of a restricted stock award, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares of Company Common Stock subject to an award, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of such shares at such time over the amount paid by the recipient, if any. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income. Dividends paid to the recipient during the restriction period will be taxable as compensation income to the recipient at the time paid and will be deductible at such time by the Company. The recipient of a restricted stock award may, by filing an election with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award, elect to be taxed at the time of grant of the award on the excess of the then fair market value of the shares of Company Common Stock over the amount paid by the recipient, if any, in which case (1) the Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient (such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income), (2) dividends paid to the recipient during the restriction period will be taxable as dividends to the recipient and not deductible by the Company, and
(3) there will be no further tax consequences to either the recipient or the Company when the restrictions lapse.

INCOME TAX WITHHOLDING

    Upon a recipient's realization of income, the Company is obligated to withhold against the recipient's Federal and state income and employment tax liability. Payment of the withholding obligation can be made from other amounts due from the Company to the recipient or with shares of Company Common Stock owned by the recipient. If the recipient elects to tender shares of Company Common Stock or to reduce the number of shares the recipient is otherwise entitled to receive to satisfy the withholding obligation, the shares tendered or reduced will be treated as having been sold to the Company.

                           VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the outstanding shares of common stock of the Company will be required for approval of the foregoing amendments to the plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE LONG-TERM INCENTIVE COMPENSATION PLAN.

ITEM 3.  AMENDMENTS TO THE ARTICLES OF INCORPORATION

PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION TO LIMIT LIABILITY OF DIRECTORS AND TO PROVIDE FOR INDEMNIFICATION AND THE ADVANCEMENT OF EXPENSES

    The Board of Directors recommends that the shareholders approve a proposal to amend the Articles of Incorporation of the Company by adding Article Ten and Article Eleven. Article Ten would limit the personal liability of the Company's directors to the Company and its shareholders for monetary damages arising from breach of fiduciary duty. The proposed amendment is authorized by a change to the Illinois Business Corporation Act of 1983 (Business Corporation Act) that became effective January 1, 1994. Article Eleven would require the Company to indemnify and advance expenses to any person who is made a party to any action, suit or proceeding by reason of such person acting as a director, officer or employee of the Company or serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and would permit the Company to extend similar indemnification and advancement of expenses to any agent of the Company if approved by resolution of the Board of Directors. The Board of Directors believes that the proposed amendments will assist the Company in attracting and retaining qualified individuals to serve as directors of the Company.

BACKGROUND

    LIMITATION OF DIRECTOR LIABILITY. Until the amendment of the Business Corporation Act, effective January 1, 1994, Illinois was one of the few states that had not taken action to protect corporate directors who acted in good faith, but were nevertheless threatened with substantial liability from negligence claims. As a result of the change in the law, an Illinois corporation is now able to provide its directors with liability protection similar to that available from companies incorporated in the vast majority of other states, including Delaware. Liability is not limited under Illinois law if the acts or omissions of directors are in bad faith, involve intentional wrongdoing, violate certain statutory provisions, or result in a transaction from which the director derives an improper personal benefit.

    INDEMNIFICATION. Illinois law regarding the indemnification of directors, officers and persons serving in other corporate capacities was amended, effective January 1, 1994, to provide more flexibility to corporations in the advancement of expenses incurred in connection with the defense of lawsuits brought against such persons. The current By-Laws of the Company already provide for the required indemnification of such persons while acting in their corporate capacities to the fullest extent permitted by the Business Corporation Act. The proposed amendment would add such a provision to the Articles of Incorporation. The proposed amendment to the Articles of Incorporation would also require the advancement of expenses incurred in the defense of such lawsuits to directors and officers and employees of the Company, and allows the Company to advance such expenses to agents upon resolution of the Board of Directors.

    The Company currently maintains liability insurance policies that indemnify Company directors and officers, the directors, officers and employees of its subsidiaries, and the trustees of its employee benefit plans.

TEXT OF PROPOSED AMENDMENTS

    The text of Article Ten and Article Eleven proposed to be added to the Company's Articles of Incorporation is as follows:

                                  ARTICLE TEN

        No director of the corporation shall be liable to the corporation or to the shareholders of the corporation for monetary damages for breach of fiduciary duty as a director, provided that this Article Ten shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended, or (iv) for any transaction from which the director derived an improper personal benefit. This Article Ten shall not eliminate or limit the liability of a director of the corporation for any act or omission occurring before the date on which this Article Ten becomes effective. Any repeal or modification of this Article Ten by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN

Paragraph 1:  The  corporation shall indemnify, to the fullest extent permitted under the laws of the State of  Illinois and any other  applicable laws, as they  now exist  or as they may be amended in the  future, any person who was or is a party, or is threatened to be made  a party, to any threatened, pending  or
              completed   action,   suit   or   proceeding,   whether   civil,  criminal,
              administrative or investigative (including,  without limitation, an  action by  or in the right of  the corporation), by reason of  the fact that he or she is or was a director, officer or employee of the corporation, or is  or was  serving  at the  request of  the corporation  as a  director, officer, employee or  agent  of  another corporation,  partnership,  joint  venture,
              trust,   employee  benefit  plan  or   other  enterprise  against  expenses
              (including  attorneys'  fees),  judgments,   fines  and  amounts  paid   in
              settlement  actually and reasonably  incurred by such  person in connection with such action, suit or proceeding.
Paragraph 2:  Expenses incurred by such  a director, officer or  employee in defending  a civil  or  criminal  action,  suit  or  proceeding  shall  be  paid  by the corporation in advance  of the final  disposition of such  action, suit  or proceeding  to the fullest extent permitted under  the laws of the State of
              Illinois and any other applicable laws, as they now exist or as they may be amended in the future.
Paragraph 3:  The board of directors  may, by resolution, extend  the provisions of  this
              Article Eleven regarding indemnification and the advancement of expenses to any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed  action, suit or  proceeding by reason of the fact he  or she is  or was  an agent of  the corporation or  is or  was serving  at the request of the corporation as a director, officer, employee or  agent  of  another  corporation,  partnership,  joint  venture,  trust, employee benefit plan or other enterprise.
Paragraph 4:  The  rights  provided  by or  granted  under  this Article  Eleven  are not exclusive of any  other rights  to which those  seeking indemnification  or advancement of expenses may be entitled.
Paragraph 5:  The  indemnification  and advancement  of expenses  provided by  or granted under this Article Eleven shall continue as  to a person who has ceased  to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.

REASONS FOR THE PROPOSED AMENDMENTS

    LIMITATION OF DIRECTOR LIABILITY. Directors of Illinois corporations are required, under Illinois law, to perform their duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances. Directors may rely upon information, opinions and reports prepared by certain officers or employees, professional advisors, or committees of the Board. Decisions made on that basis are protected by the "business judgment rule" and should not be questioned by a court in the event of a lawsuit challenging such decisions. However, the expense of defending such lawsuits and the inevitable uncertainties of applying the business judgment rule to particular facts and circumstances mean, as a practical matter, that directors are not relieved of the threat of monetary damage awards. The Board of Directors of the Company, therefore, believes that the proposed amendment should be adopted in order to assist the Company in continuing to attract and retain competent, qualified and talented persons to serve as directors.

    INDEMNIFICATION. The Board of Directors believes that the changes in the Illinois statute governing the advancement of expenses make it appropriate at this time to generally review the provisions of the Company's By-Laws and Articles of Incorporation governing these matters. The Board of Directors has therefore voted unanimously to revise the By-Laws provision covering indemnification and the advancement of expenses to directors, officers, employees and agents to better reflect the current provisions of Illinois law and to include such provisions in the Articles of Incorporation. Such provisions in the By-Laws were amended by the Board of Directors in December, 1994. Although the By-Laws of the Company currently provide for the indemnification of and advancement of expenses to directors, officers, employees and agents, the By-Laws could be changed unilaterally and without notice by the Company's Board of Directors. The proposed amendment would add such provisions to the Articles of Incorporation that can only be changed by action of the Company's shareholders after notice. Provisions regarding indemnification and the advancement of expenses in the Articles of Incorporation are thus less likely to be changed than similar provisions in the By-Laws. The enhanced stability, predictability and security which result from including such provisions in the Company's Articles of Incorporation will enhance the ability of the Company to attract and retain competent, qualified and talented persons to serve as directors.

EFFECT OF THE PROPOSED AMENDMENTS

    LIMITATION OF DIRECTOR LIABILITY. The proposed amendment would protect the Company's directors against personal liability to the Company or its shareholders for any breach of duty unless a judgment or other final adjudication adverse to them establishes (i) a breach of the duty of loyalty to the Company or its shareholders, (ii) acts or omissions in bad faith or involving intentional misconduct or a knowing violation of the law, (iii) acts violating the prohibitions contained in Section 8.65 of the Business Corporation Act against certain improper distributions of assets, or (iv) an improper personal benefit to a director.

    The amendment as proposed would not eliminate the fiduciary duty of directors, but would eliminate the personal liability of directors for monetary damages arising out of claims or suits brought by the Company or its shareholders for certain breaches of that duty. The amendment would only apply to claims for monetary damages and would not prevent suits seeking injunctive relief, nor would it in any way limit other types of claims against directors, such as claims arising under federal or state securities laws.

    Shareholders should be aware that, except as indicated, the amendment would eliminate monetary liability for grossly negligent conduct (including such conduct in acquisition transactions) and that, in addition to the benefit to the Company, directors would benefit from the added protection afforded by proposed Article Ten and thus have a personal interest in the adoption of this Article.

    The limitation would only apply prospectively, and would not affect any liability of directors for any act or omission occurring before the effective date of the proposed amendment. If approved by shareholders, new Article Ten would become effective upon the issuance of a certificate of amendment by the Secretary of State of Illinois, which would be expected shortly following the annual meeting. The Company knows of no pending or threatened litigation against any director that would be affected by a limitation on liability such as proposed Article Ten.

    INDEMNIFICATION. The proposed amendment would not change the rights of the Company's directors, officers, or employees to be indemnified by the Company to the full extent permitted by the Business Corporation Act, but would give them such rights under the Company's Articles of Incorporation as well as under the By-Laws.

Directors, officers and employees of the Company would also be entitled, to the extent permitted by law, to the advancement of expenses incurred in the defense of lawsuits brought against them as a result of their acting in their corporate capacities. The amendment would also provide for the indemnification of and advancement of expenses to persons acting as agents of the Company if authorized by the Board of Directors by resolution. Under Illinois law, the Company may advance expenses to a director, officer, employee or agent upon an undertaking by such person to repay such advances if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company under Section 8.75 of the Business Corporation Act. The Board of Directors believes that with respect to the decision to indemnify or advance expenses to agents, it is in the best interest of the Company to be able to review such claims on a case-by-case basis.

    If approved by shareholders, new Article Eleven would become effective upon the issuance of a certificate of amendment by the Secretary of State of Illinois, which would be expected shortly following the annual meeting. The Company knows of no pending or threatened litigation against any director, officer, employee or agent that would be affected by proposed Article Eleven.

                           VOTE REQUIRED FOR APPROVAL

    With respect to this proposal, shareholders may direct their votes be cast for or against such proposal, or may abstain, by marking the proper box on the proxy card.

    PROXIES SOLICITED BY MANAGEMENT WILL BE VOTED FOR THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED FOR APPROVAL OF THE FOREGOING AMENDMENTS. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE AGAINST THE PROPOSAL.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

ITEM 4.  APPOINTMENT OF AUDITORS

    Shareholders will be asked to ratify the recommendation of the Audit Committee and the appointment by the Board of Directors of Arthur Andersen LLP as the independent public accountants for the Company and its subsidiaries for the fiscal year ending September 30, 1995. Arthur Andersen LLP has been engaged as the independent public accountants of the Company or The Peoples Gas Light and Coke Company since 1932.

    A representative of Arthur Andersen LLP is expected to be present at the meeting and will be available to respond to appropriate questions or to make a statement if said representative so desires.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPOINTMENT.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

    Any proposals by shareholders that are intended to be presented for action at the 1996 Annual Meeting of Shareholders of the Company must be received by the Company by September 5, 1995, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

                                          EMMET P. CASSIDY
                                          Secretary

January 3, 1995

  [LOGO]

                           PEOPLES ENERGY CORPORATION

                                          Notice of Annual Meeting
                                          of Shareholders and
                                          Proxy Statement

                                          February 24, 1995
                                          11:00 A.M.
                                          Arthur Rubloff Auditorium of
                                          The Art Institute of Chicago
                                          Columbus Drive, between
                                          Monroe Street and
                                          Jackson Boulevard
                                          Chicago, Illinois

                        PEOPLES ENERGY CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

1. Election of Directors
P. Cafferty, F. A. Cole, J. B. Hasch              For    Withheld
F. C. Langenberg, H. J. Livingston, Jr.,          / /       / /
W. G. Mitchell, E. L. Neal, M. S. Reeves,
R. E. Terry, R. P. Toft  and A. R. Velasquez


For All Except
Nominee(s) written below

/ /----------------------------

2. Proposed amendments to the         For      Against      Abstain
   Long-Term Incentive Compensation   / /        / /          / /
   Plan, as amended.

3. Proposed amendments to the         For      Against      Abstain
   Articles of Incorporation of       / /        / /          / /
   Peoples Energy Corporation.

4. Ratify the appointment of Arthur   For      Against      Abstain
   Andersen LLP as independent        / /        / /          / /
   public accountants.


- --------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                         ---
ALL PROPOSALS.
- --------------------------------------------

Dated ----------------, 1995


- --------------------------------------------
Signature


- --------------------------------------------
Signature


                    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
                    ---


NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.


- -------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND DETACH THE PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.



                               ADMISSION TICKET

                          PEOPLES ENERGY CORPORATION

                        ANNUAL MEETING OF SHAREHOLDERS

                          FRIDAY, FEBRUARY 24, 1995

                                  11:00 A.M.

                        THE ART INSTITUTE OF CHICAGO

                         ARTHUR RUBLOFF AUDITORIUM

             COLUMBUS DRIVE BETWEEN MONROE STREET AND JACKSON BOULEVARD

                              CHICAGO, ILLINOIS

                          PEOPLES ENERGY CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 24, 1995



     The undersigned hereby appoints J. Bruce Hasch, William G. Mitchell and Richard E. Terry, and each of them, with power of substitution in each, as proxies, with the powers the undersigned would possess if personally present, to vote all of the undersigned's shares of stock in the Company at the Annual Meeting of Shareholders of the Company to be held in the Arthur Rubloff Auditorium of The Art Institute of Chicago, Columbus Drive entrance, Chicago, Illinois, on February 24, 1995, at 11:00 a.m., and at any adjournment thereof, upon all maters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated January 3, 1995, subject to any directions indicated on the reverse side of this card. If any of the nominees should be unable to serve or for good cause will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY



             IMPORTANT- TO BE SIGNED AND DATED ON THE REVERSE SIDE.





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Appendix

Photographs of Director nominees for the Board of Peoples Energy Corporation appear on pages 2-4.